SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported)   December 15, 1999
                                                       -----------------------

                     Partners First Receivables Funding, LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                     Partners First Credit Card Master Trust
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                     (ISSUER WITH RESPECT TO THE SECURITIES)

                                    Delaware
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         333-29495 and 333-29495-01                      52-2072056
     ---------------------------------      ------------------------------------
         (COMMISSION FILE NUMBERS)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                  410-855-8600
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





Index to Exhibits appears at page 4.

ITEM 5.    OTHER EVENTS.

         The First National Bank of Atlanta d/b/a Wachovia Bank Card Services ("Wachovia") has agreed to purchase the credit card accounts of Partners First Holdings, LLC ("PFH") and to replace Harris Bank (NH), National Association as the account originator for the Master Trust. Upon completion of this transaction, it is proposed that Wachovia will assume the obligations of Partners First Receivables Funding, LLC ("PFR"), as Transferor, and the obligations of PFH, as Servicer. The transaction is expected to be completed by the end of the first quarter of 2000, and is subject to regulatory and rating agency approvals.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.


EXHIBIT NO.    DOCUMENT DESCRIPTION

20       Monthly Servicer's Certificate.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                         PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                                    (REGISTRANT)



Dates:  December 15, 1999       By:     /s/ Mark J. Norwicz
                                        ----------------------------------------
                                        Name:    Mark J. Norwicz
                                        Title:   Treasurer



                                         PARTNERS FIRST CREDIT CARD MASTER TRUST
                                                     (CO-REGISTRANT)


Dates:  December 15, 1999       By:      PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                            (Originator of the Co-Registrant)



                                         /s/ Mark J. Norwicz
                                         ---------------------------------------
                                         Name:    Mark J. Norwicz
                                         Title:   Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.       Document Description
-----------       --------------------

20                Monthly Servicer's Certificate.